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                                                                   EXHIBIT 10.53


                             ELEVENTH AMENDMENT TO
                           LETTER OF CREDIT AGREEMENT


     This ELEVENTH AMENDMENT TO LETTER OF CREDIT AGREEMENT ("Amendment") is made and entered into effective as of October 31, 2000 (the "Amendment Date"), by and among BANK OF AMERICA, N.A., formerly known as Bank of America National Trust and Savings Association (the "Bank") and WILLIAMS-SONOMA, INC. (the "Borrower").

     A. The Borrower and the Bank entered into that certain Letter of Credit Agreement dated as of June 1, 1997, (as amended, and as such agreement may be further amended, restated, or otherwise modified from time to time, the "Agreement").

     B. The Borrower has requested that the Bank amend the Agreement in certain respects as more specifically set forth herein.

     C. Subject to the satisfaction of the conditions set forth herein, the Bank is willing to amend the Agreement subject to the terms and provisions of this Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Terms Defined. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given to such term in the Agreement (as amended by this Amendment).

     2. Amendment to Section 1 of the Agreement. Effective as of the Amendment Date, the definition of "Expiration Date" in Section 1 of the Agreement is hereby amended and restated in its entirety to read as follows:

          "Expiration Date" means the August 1, 2001.

     3. Amendment to Section 2.1 of the Agreement. Effective as of the Amendment Date, Section 2.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

          2.1 Letters of Credit. At the request of the Borrower, between the date of this Agreement and the Expiration Date, the Bank will issue for the account of the Borrower commercial and standby letters of credit. Each letter of credit shall have a maximum term no longer than one year. In addition, each letter of credit shall have a maximum maturity not to extend beyond one year after the Expiration Date. Each commercial letter of credit will require drafts payable at sight. All letters of credit outstanding under the existing credit agreement between the Borrower and the Bank dated March 29, 1996, shall be deemed to be outstanding under this Agreement as of the effective date of this Agreement.
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     4.   Amendment to Section 2.2 of the Agreement. Effective as of the
Amendment Date, Section 2.2 of the Agreement is hereby amended and restated in its entirety to read as follows:

          2.2 Amount. The amount of the letters of credit outstanding at any one time (including the drawn and unreimbursed amounts of the letters of credit) may not exceed Sixty-five Million Dollars ($65,000,000). The amount of standby letters of credit outstanding at any one time (including the drawn and unreimbursed amounts of the standby letters of credit) may not exceed Five Million Dollars ($5,000,000).

     5. Deletion of Section 2.8 of the Agreement. Effective as of the Amendment Date, Section 2.8 of the Agreement is hereby deleted in its entirety.

     6. Deletion of Article 2A of the Agreement. Effective as of the Amendment Date, Article 2A of the Agreement is hereby deleted in its entirety.

     7. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

          (a) The Bank shall have received all of the following, each dated (unless otherwise indicated) as of the Amendment Date, in form and substance satisfactory to the Bank:

               (i) Amendment. This Amendment duly executed by all parties thereto;

               (ii) Fees and Expenses. Evidence that the costs and expenses (including, without limitation, attorneys' fees and expenses) incurred by the Bank incident to this Amendment to the extent incurred and submitted to Borrower, shall have been paid in full by Borrower; and

               (iii) Additional Information. The Bank shall have received such additional agreements, documents, instruments and information as the Bank or its legal counsel, Jenkens & Gilchrist, a Professional Corporation, may reasonably request to effect the transactions contemplated hereby.

          (b) No event of default under the Agreement shall have occurred and be continuing.

In the event that any of the conditions precedent referred to in this paragraph 7 are not fully and timely satisfied, this Amendment (including all terms and provisions hereof) shall be of no force or effect as if this Amendment were never executed.

     8. Representations and Warranties. The Borrower hereby represents and warrants to the Bank that, as of the Amendment Date and after giving effect to this Amendment, (a) the execution, delivery, and performance of this Amendment has been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower's certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Agreement are true and correct as if made again


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on and as of the Amendment Date, (c) no event of default under the Agreement has occurred and is continuing, and (d) the Agreement (as amended by this Amendment) is and remains a legal, valid, binding, and enforceable obligation of the Borrower.

     9. Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA AND APPLICABLE U.S. FEDERAL LAWS.

     10. Counterparts. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. A telecopy of any counterpart of this Amendment shall be effective as an original.

     11. No Oral Agreements. THIS AMENDMENT AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     12. Agreement Remains in Effect. Except as expressly provided herein, all terms and provisions of the Agreement shall remain unchanged and in full force and effect and are hereby ratified and confirmed.

     13. Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Bank or any closing shall affect the representations and warranties or the right of the Bank to rely upon them.

     14. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     15. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Bank and the Borrower and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Bank.

     16. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.



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     IN WITNESS WHEREOF, the Borrower and the Bank have caused this Amendment to be executed and delivered by their duly authorized officers effective as of the date first above written.

                                       BORROWER:

                                       WILLIAMS-SONOMA, INC.


                                       By:  [SIGNATURE ILLEGIBLE]
                                          -----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                            ---------------------------


                                       BANK:

                                       BANK OF AMERICA, N.A.


                                       By: [SIGNATURE ILLEGIBLE]
                                          ------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------


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                      GUARANTOR ACKNOWLEDGMENT AND CONSENT

     The undersigned, each a guarantor with respect to the Borrower's obligations to the Bank under the Agreement, each hereby (a) acknowledges and consents to the execution, delivery, and performance by the Borrower of the foregoing Eleventh Amendment to Letter of Credit Agreement, and (b) reaffirms and agrees that the guaranty to which the undersigned is party is in full force and effect, and guaranties all of the obligations of the Borrower under the Agreement, as amended.

     Dated effective as of October 31, 2000


                                       WILLIAMS-SONOMA STORES, INC.

                                       By: [SIGNATURE ILLEGIBLE]
                                          ------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------


                                       HOLD EVERYTHING, INC.

                                       By: [SIGNATURE ILLEGIBLE]
                                          ------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------


                                       CHAMBER CATALOG COMPANY, INC.

                                       By: [SIGNATURE ILLEGIBLE]
                                          ------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------


                                       POTTERY BARN, INC., formerly known as
                                       POTTERY BARN EAST, INC.

                                       By: [SIGNATURE ILLEGIBLE]
                                          ------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------


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                                      WILLIAMS-SONOMA STORES, LLC

                                      By: Williams-Sonoma, Inc., its sole member

                                      By:  /s/ PETER MINISTRI
                                          --------------------------------------
                                      Name:  Peter Ministri
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      POTTERY BARN KIDS, INC.

                                      By:  /s/ [Signature Illegible]
                                          --------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      WILLIAMS-SONOMA DIRECT, INC.

                                      By:  /s/ [Signature Illegible]
                                          --------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      WILLIAMS-SONOMA RETAIL SERVICES, INC.

                                      By:  /s/ [Signature Illegible]
                                          --------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


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